UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported) November 4, 2005
                                                      --------------------------

                             PLY GEM HOLDINGS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

           333-114041                                   20-0645710
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     (Commission File Number)                (IRS Employer Identification No.)


185 Platte Clay Way, Kearney, Missouri                            64060
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(Address of Principal Executive Offices)                        (Zip Code)

                                 (800) 800-2244
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b). Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         Ply Gem Holdings, Inc. announced today that Lee D. Meyer, its President and Chief Executive Officer since 2002, has informed the Board of Directors of his intention to retire in 2006.

         No specific date for Mr. Meyer's retirement has been established and he has agreed to remain with the Company in his current role until a successor has been identified and for any transition period that the Company may desire. The Board of Directors is preparing to initiate a process to identify a successor.

         Following his departure from the Company, Mr. Meyer will maintain a significant financial and equity interest in the Company and his services will be retained on an advisory basis for an extended period.

         During his tenure as President and CEO, Mr. Meyer successfully guided the Company through its acquisition by affiliates of Caxton-Iseman Capital, Inc. from Nortek, Inc. in February 2004, and the acquisition by the Company of MW Manufacturers, Inc. in August 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   PLY GEM HOLDINGS, INC.



Date:  November 4, 2005            By:      /s/ Shawn K. Poe
                                        ----------------------------------------
                                        Shawn K. Poe
                                        Vice President, Chief Financial Officer,
                                        Treasurer and Secretary